                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Beyond.com Corporation                           CASE NO. 02-50441

                                                        CHAPTER 11
                                                        MONTHLY OPERATING REPORT
_______________________________________________________ (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED: Mar-03                                 PETITION DATE: 01/24/02

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here x
                                                                  -----------
    the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
    Dollars reported in $1
                        --

                                                                         END OF CURRENT      END OF PRIOR     AS OF PETITION
                                                                         --------------      ------------     --------------
                                                                             MONTH              MONTH             FILING
                                                                             -----              -----             ------
2.   ASSET AND LIABILITY STRUCTURE

     a.  Current Assets                                                  $    8,542,250      $  8,065,275
                                                                         --------------      ------------
     b.  Total Assets                                                    $    8,740,715      $  8,263,739
                                                                         --------------      ------------     --------------
     c.  Current Liabilities                                             $    6,046,103      $  6,046,103
                                                                         --------------      ------------
     d.  Total Liabilities                                               $   46,914,462      $ 46,914,462
                                                                         --------------      ------------     --------------

                                                                                                                CUMULATIVE
                                                                         CURRENT MONTH       PRIOR MONTH      (CASE TO DATE)
                                                                         --------------      ------------     -------------
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH

    a.  Total Receipts                                                   $        7,600      $     21,660     $   18,777,724
                                                                         --------------      ------------     --------------
    b.  Total Disbursements                                              $      228,753      $    132,755     $   17,946,647
                                                                         --------------      ------------     --------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)       $     (221,152)     $   (111,095)    $      831,077
                                                                         --------------      ------------     --------------
    d.  Cash Balance Beginning of Month                                  $    5,592,296      $  5,703,391     $    5,703,391
                                                                         --------------      ------------     --------------
    e.  Cash Balance End of Month (c + d)                                $    5,371,144      $  5,592,296     $    5,371,144
                                                                         --------------      ------------     --------------

                                                                                                                CUMULATIVE
                                                                         CURRENT MONTH       PRIOR MONTH      (CASE TO DATE)
                                                                         --------------      ------------     --------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                       $     (212,471)     $   (164,067)    $   (8,248,688)
                                                                         --------------      ------------     --------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                          $      574,322      $    580,640
                                                                         --------------      ------------
6.  POST-PETITION LIABILITIES                                            $    6,046,103      $  6,046,103
                                                                         --------------      ------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)               $            0      $          0
                                                                         --------------      ------------

AT THE END OF THIS REPORTING MONTH:                                                               YES          NO
                                                                                                 ------      ------
8.  Have any payments been made on pre-petition debt, other than payments in the normal                        X
    course to secured creditors or lessors? (if yes, attach listing including date of            ------      ------
    payment, amount of payment and name of payee)

9.  Have any payments been made to professionals? (if yes, attach listing including date of                    X
    payment, amount of payment and name of payee)                                                ------      ------

10. If the answer is yes to 8 or 9, were all such payments approved by the court?                  X
                                                                                                 ------      ------

11. Have any payments been made to officers, insiders, shareholders, relatives? (if yes,
    attach listing including date of payment, amount and reason for payment, and name              X
    of payee)                                                                                    ------      ------

12. Is the estate insured for replacement cost of assets and for general                                       X
    liability?                                                                                   ------      ------

13. Are a plan and disclosure statement on file?                                                               X
                                                                                                 ------      ------

14. Was there any post-petition borrowing during this reporting period?                                        X
                                                                                                 ------      ------

15. Check if paid: Post-petition taxes _________;   U.S. Trustee Quarterly Fees       X
                                                                                   --------
    Check if filing is current for: Post-petition tax reporting and tax returns:      X
                                                                                   --------
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly
    Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: April 20, 2003                         /s/ John Barratt
                                             ----------------------------------
                                             Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 3/31/2003

ASSETS

                                                                FROM SCHEDULES       MARKET VALUE
                                                                --------------       ------------
      CURRENT ASSETS

 1       Cash and cash equivalents - unrestricted                                    $  5,371,144
                                                                                     ------------
 2       Cash and cash equivalents - restricted                                      $          0
                                                                                     ------------
 3       Accounts receivable (net)                                    A              $    574,322
                                                                                     ------------
 4       Inventory                                                    B              $          0
                                                                                     ------------
 5       Prepaid expenses                                                            $     35,583
                                                                                     ------------
 6       Professional retainers                                                      $          0
                                                                                     ------------
 7       Other: Deposits                                                             $    452,849
                ----------------------------------------                             ------------
 8              Travel Advance                                                       $     15,000
                ----------------------------------------                             ------------
                Digital River Shares (156,337 @ $13.39)                              $  2,093,352
                ----------------------------------------                             ------------

                                                                                     ------------
 9    TOTAL CURRENT ASSETS                                                           $  8,542,250
                                                                                     ------------
      PROPERTY AND EQUIPMENT (MARKET VALUE)

10       Real property                                                C              $          0
                                                                                     ------------
11       Machinery and equipment                                      D              $    187,464
                                                                                     ------------
12       Furniture and fixtures                                       D              $          0
                                                                                     ------------
13       Office equipment                                             D              $          0
                                                                                     ------------
14       Leasehold improvements                                       D              $          0
                                                                                     ------------
15       Vehicles                                                     D              $     11,000
                                                                                     ------------
16       Other - Computer Software                                    D              $          0
                                                                                     ------------

17       -----------------------------------------------              D              ------------

18       -----------------------------------------------              D              ------------

19       -----------------------------------------------              D              ------------

20       -----------------------------------------------              D              ------------

                                                                                     ------------
21    TOTAL PROPERTY AND EQUIPMENT                                                   $    198,464
                                                                                     ------------
      OTHER ASSETS

22       Loans to shareholders                                                       $          0
                                                                                     ------------
23       Loans to affiliates                                                         $          0
                                                                                     ------------
24       Non-current deposits                                                        $          0
         -----------------------------------------------                             ------------

25       -----------------------------------------------                             ------------

26       -----------------------------------------------                             ------------

27       -----------------------------------------------                             ------------

                                                                                     ------------
28    TOTAL OTHER ASSETS                                                             $          0
                                                                                     ------------

                                                                                     ------------
29    TOTAL ASSETS                                                                   $  8,740,715
                                                                                     ============

NOTE: Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

LIABILITIES FROM SCHEDULES

POST-PETITION

      CURRENT LIABILITIES

30       Salaries and wages                                                                $           0
                                                                                           -------------
31       Payroll taxes                                                                     $           0
                                                                                           -------------
32       Real and personal property taxes                                                  $           0
                                                                                           -------------
33       Income taxes                                                                      $           0
                                                                                           -------------
34       Sales taxes                                                                       $           0
                                                                                           -------------
35       Notes payable (short term)                                                        $           0
                                                                                           -------------
36       Accounts payable (trade)                                                   A      $   5,055,608
                                                                                           -------------
37       Real property lease arrearage                                                     $     201,656
                                                                                           -------------
38       Personal property lease arrearage                                                 $           0
                                                                                           -------------
39       Accrued professional fees                                                         $           0
                                                                                           -------------
40       Current portion of long-term post-petition debt (due within 12 months)            $           0
                                                                                           -------------
41       Other: Accrued employee expenses                                                  $      15,288
                ---------------------------------------------------------------            -------------
42       Accrued interest expense                                                          $     773,551
         ----------------------------------------------------------------------            -------------
43       Deferred revenue                                                                  $           0
         ----------------------------------------------------------------------            -------------

                                                                                           -------------
44    TOTAL CURRENT LIABILITIES                                                            $   6,046,103
                                                                                           -------------

                                                                                           -------------
45       Long-Term Post-Petition Debt, Net of Current Portion                              $           0
                                                                                           -------------

                                                                                           -------------
46    TOTAL POST-PETITION LIABILITIES                                                      $   6,046,103
                                                                                           -------------
      PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47       Secured claims                                                             F      $           0
                                                                                           -------------
48       Priority unsecured claims                                                  F      $           0
                                                                                           -------------
49       General unsecured claims                                                   F      $  40,868,359
                                                                                           -------------

                                                                                           -------------
50    TOTAL PRE-PETITION LIABILITIES                                                       $  40,868,359
                                                                                           -------------

                                                                                           -------------
51    TOTAL LIABILITIES                                                                    $  46,914,462
                                                                                           -------------
   EQUITY (DEFICIT)

52       Retained Earnings/(Deficit) at time of filing                                     $(319,081,002)
                                                                                           -------------
53       Capital Stock                                                                     $ 303,488,282
                                                                                           -------------
54       Additional paid-in capital                                                        $           0
                                                                                           -------------
55       Cumulative profit/(loss) since filing of case                                     $  (8,248,688)
                                                                                           -------------
56       Post-petition contributions/(distributions) or (draws)                            $           0
                                                                                           -------------
57       Net unrealized gain (loss) on Investment                                          $     845,503
         ----------------------------------------------------------------------            -------------
58       Market value adjustment                                                           $ (15,177,843)
                                                                                           -------------

                                                                                           -------------
59    TOTAL EQUITY (DEFICIT)                                                               $ (38,173,747)
                                                                                           -------------

                                                                                           -------------
60    TOTAL LIABILITIES AND EQUITY (DEFICIT)                                               $   8,740,715
                                                                                           =============

                         SCHEDULES TO THE BALANCE SHEET

                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                     ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE            PAST DUE
                                                   [PRE AND POST PETITION]      [POST PETITION]         POST PETITION DEBT
                                                   -----------------------      ---------------         ------------------
RECEIVABLES AND PAYABLES AGINGS
      0-30 Days                                         $           0           $      5,055,608
                                                        -------------           ----------------
      31-60 Days                                        $           0
                                                        -------------           ----------------
      61-90 Days                                                                                        $                0
                                                        -------------           ----------------        ------------------
      91+ Days                                          $     574,322
                                                        -------------           ----------------
      Total accounts receivable/payable                 $     574,322           $      5,055,608
                                                        -------------           ================
      Allowance for doubtful accounts                   $           0
                                                        -------------
      Accounts receivable (net)                         $     574,322
                                                        =============

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

                                     INVENTORY(IES)
                                       BALANCE AT
TYPES AND AMOUNT OF INVENTORY(IES)    END OF MONTH          COST OF GOODS SOLD
----------------------------------   --------------         ------------------
                                                            Inventory Beginning of Month                                $    0
                                                                                                                        ------
                                                            Add -
                                                                                                                        ------
Retail/Restaurants -                                          Net purchase                                              $    0
                                                                                                                        ------
  Product for resale                                          Direct labor
                                     --------------                                                                     ------
Distribution -                                                Manufacturing overhead
                                                                                                                        ------
  Products for resale                $            0           Freight in
                                     --------------                                                                     ------
                                                              Other:
Manufacturer -                                                                                                          ------
                                                            Deferred COGS                                               $    0
  Raw Materials                                             -------------------------------------------------------     ------
                                     --------------         Misc Charges (i.e. fulfillment costs, credit card fees)     $    0
  Work-in-progress                                          -------------------------------------------------------     ------
                                     --------------
  Finished goods                                            Less -
                                     --------------
Other - Explain                                               Inventory End of Month                                    $    0
                                     --------------                                                                     ------
                                                              Shrinkage (obsolete)                                      $    0
---------------------                                                                                                   ------
                                                              Personal Use
---------------------                                                                                                   ------
TOTAL                                $            0         COST OF GOODS SOLD                                          $    0
                                     ==============                                                                     ======

METHOD OF INVENTORY CONTROL                                 Inventory Valuation Methods
  Do you have a functioning perpetual inventory system?     Indicate by a checkmark method of inventory used.
  Yes  X   No
      ---     ---                                           Valuation methods -
                                                                FIFO cost
 How often do you take a complete physical inventory?                                                            ----
                                                                LIFO cost
    Weekly                                                                                                       ----
                   ----------                                   Lower of cost or market
    Monthly                                                                                                      ----
                   ----------                                   Retail method
    Quarterly                                                                                                    ----
                   ----------                                   Other                                              X
    Semi-annually                                                                                                ----
                   ----------                                   Explain
    Annually       X                                        Perpetual
                   ----------                               ----------------------------------

Date of last physical inventory was  11/30/2001 0:00
                                     ---------------        ----------------------------------
Date of next physical inventory is
                                     --------------         ----------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

DESCRIPTION                                                                             COST             MARKET VALUE
                                                                                        ----             ------------
     --------------------------------------------------------------------         ----------------       ------------

     --------------------------------------------------------------------         ----------------       ------------

     --------------------------------------------------------------------         ----------------       ------------

     --------------------------------------------------------------------         ----------------       ------------

     --------------------------------------------------------------------         ----------------       ------------

     --------------------------------------------------------------------         ----------------       ------------
      TOTAL                                                                       $              0       $          0
                                                                                  ================       ============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

DESCRIPTION                                                                             COST             MARKET VALUE
                                                                                        ----             ------------
MACHINERY & EQUIPMENT -
      Computers, Laptops, Servers, Dataports, Routers                             $     11,436,212       $    187,464
      -------------------------------------------------------------------         ----------------       ------------

     --------------------------------------------------------------------         ----------------       ------------

     --------------------------------------------------------------------         ----------------       ------------

     --------------------------------------------------------------------         ----------------       ------------
      TOTAL                                                                       $     11,436,212       $    187,464
                                                                                  ================       ============

FURNITURE & FIXTURES -
      Cubicles, Workstations, Chairs, Tables                                      $      1,237,837       $          0
      -------------------------------------------------------------------         ----------------       ------------

     --------------------------------------------------------------------         ----------------       ------------

     --------------------------------------------------------------------         ----------------       ------------

     --------------------------------------------------------------------         ----------------       ------------
      TOTAL                                                                       $      1,237,837       $          0
                                                                                  ================       ============

OFFICE EQUIPMENT -
      Phone Systems, Fax Machines                                                 $        399,374       $          0
      -------------------------------------------------------------------         ----------------       ------------

     --------------------------------------------------------------------         ----------------       ------------

     --------------------------------------------------------------------         ----------------       ------------
      TOTAL                                                                       $        399,374       $          0
                                                                                  ================       ============

LEASEHOLD IMPROVEMENTS -
      Security Systems, Repairs, Sign, Electrical Services                        $        939,792       $          0
      -------------------------------------------------------------------         ----------------       ------------

     --------------------------------------------------------------------         ----------------       ------------

     --------------------------------------------------------------------         ----------------       ------------

     --------------------------------------------------------------------         ----------------       ------------
      TOTAL                                                                       $        939,792       $          0
                                                                                  ================       ============

VEHICLES -
      Ford Van                                                                    $         29,006       $     11,000
      -------------------------------------------------------------------         ----------------       ------------

     --------------------------------------------------------------------         ----------------       ------------

     --------------------------------------------------------------------         ----------------       ------------

     --------------------------------------------------------------------         ----------------       ------------
      TOTAL                                                                       $         29,006       $     11,000
                                                                                  ================       ============

COMPUTER SOFTWARE - OTHER -
      Sybase, Weblogic, Silknet, SAP, Verisign, Licenses                          $      4,416,137       $          0
      -------------------------------------------------------------------         ----------------       ------------
      Construction in Progress  - Enterprise License Maint Agreement, SAP         $      3,098,668       $          0
      -------------------------------------------------------------------         ----------------       ------------

     --------------------------------------------------------------------         ----------------       ------------

     --------------------------------------------------------------------         ----------------       ------------
      TOTAL                                                                       $      7,514,805       $          0
                                                                                  ================       ============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

                                             0-30 DAYS   31-60 DAYS  61-90 DAYS   91+ DAYS      TOTAL
                                             ---------   ----------  ----------   --------      -----
TAXES PAYABLE
FEDERAL
     Income Tax Withholding                    $  0                                              $  0
                                               ----         ----        ----        ----         ----
     FICA - Employee                           $  0                                              $  0
                                               ----         ----        ----        ----         ----
     FICA - Employer                           $  0                                              $  0
                                               ----         ----        ----        ----         ----
     Unemployment (FUTA)                       $  0                                              $  0
                                               ----         ----        ----        ----         ----
     Income                                    $  0                                              $  0
                                               ----         ----        ----        ----         ----
     Other (Attach List)                       $  0                                              $  0
                                               ----         ----        ----        ----         ----
TOTAL FEDERAL TAXES                            $  0         $  0        $  0        $  0         $  0
                                               ----         ----        ----        ----         ----
STATE AND LOCAL
     Income Tax Withholding                    $  0                                              $  0
                                               ----         ----        ----        ----         ----
     Unemployment (UT)                         $  0                                              $  0
                                               ----         ----        ----        ----         ----
     Disability Insurance (DI)                 $  0                                              $  0
                                               ----         ----        ----        ----         ----
     Empl. Training Tax (ETT)                  $  0                                              $  0
                                               ----         ----        ----        ----         ----
     Sales                                     $  0                                              $  0
                                               ----         ----        ----        ----         ----
     Excise                                    $  0                                              $  0
                                               ----         ----        ----        ----         ----
     Real property                             $  0                                              $  0
                                               ----         ----        ----        ----         ----
     Personal property                         $  0                                              $  0
                                               ----         ----        ----        ----         ----
     Income                                    $  0                                              $  0
                                               ----         ----        ----        ----         ----
     Other (Attach List)                       $  0                                              $  0
                                               ----         ----        ----        ----         ----
TOTAL STATE & LOCAL TAXES                      $  0         $  0        $  0        $  0         $  0
                                               ----         ----        ----        ----         ----
TOTAL TAXES                                    $  0         $  0        $  0        $  0         $  0
                                               ====         ====        ====        ====         ====


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                          CLAIMED       ALLOWED
                                                                          AMOUNT       AMOUNT (b)
                                                                        -----------   -----------
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -
     Secured claims  (a)                                                $         0   $         0
                                                                        -----------   -----------
     Priority claims other than taxes                                   $         0   $         0
                                                                        -----------   -----------
     Priority tax claims                                                $         0   $         0
                                                                        -----------   -----------
     General unsecured claims                                           $40,868,359   $40,868,359
                                                                        -----------   -----------

(a)      List total amount of claims even it under secured.          -----------

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                 ACCOUNT 1           ACCOUNT 2           ACCOUNT 3           ACCOUNT 4
                                                 ---------           ---------           ---------           ---------
Bank                                           Merrill Lynch       Merrill Lynch       ABN Amro - Euro     ABN Amro - Pound
                                               -------------       -------------       ---------------     ----------------
Account Type                                   Checking            Checking            Checking            Checking
                                               -------------       -------------       ---------------     ----------------
Account No.                                    881-07A44           881-07A45              004514670220             40042375
                                               -------------       -------------       ---------------     ----------------
Account Purpose                                Depository          Depository          Depository          Depository
                                               -------------       -------------       ---------------     ----------------
Balance, End of Month                            $    47,833          $  416,664             $  50,488             $ 35,604
                                               -------------       -------------       ---------------     ----------------
Total Funds on Hand for all Accounts             $ 5,371,144
                                               =============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                  ACCOUNT 5               ACCOUNT 6            ACCOUNT 7                 ACCOUNT 8
                                  ---------               ---------            ---------                 ---------
Bank                            ABN Amro - CAD         ABN Amro - USD        Scotia Bank         Wells Fargo Concentration
                                --------------         --------------        ------------        -------------------------
Account Type                    Checking               Checking              Checking            Checking
                                --------------         --------------        ------------        -------------------------
Account No.                       460131877591           451046702241        800021021818                       4761063908
                                --------------         --------------        ------------        -------------------------
Account Purpose                 Depository             Depository            Depository          Operating
                                --------------         --------------        ------------        -------------------------
Balance, End of Month                  $18,221                     $0             $38,045                       $4,773,791
                                --------------         --------------        ------------        -------------------------

                                     ACCOUNT 9             ACCOUNT 10             ACCOUNT 11               ACCOUNT 12
                                     ---------             ----------             ----------               ----------
Bank                            Wells Fargo Payroll     Wells Fargo AP       Wells Fargo Secured    Merrill Lynch Trust Fund
                                --------------------    -----------------    --------------------   -------------------------
Account Type                    Checking                Checking             Checking               Checking
                                --------------------    -----------------    --------------------   -------------------------
Account No.                               4761063924           4174685024
                                --------------------    -----------------    --------------------   -------------------------
Account Purpose                 Payroll                 Accounts Payable     Depository             Depository
                                --------------------    -----------------    --------------------   -------------------------
Balance, End of Month                        $(6,502)             $(3,142)                    $ 0                         $ 0
                                --------------------    -----------------    --------------------   -------------------------

                                  ACCOUNT 13
                                  ----------
Bank                              Petty Cash
                                  ----------
Account Type                      Cash
                                  ----------
Account No.
                                  ----------
Account Purpose                   Cash
                                  ----------
Balance, End of Month                  $ 143
                                  ----------

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 03/31/03

           CURRENT MONTH
-----------------------------------                                                         CUMULATIVE     NEXT MONTH
  ACTUAL    FORECAST     VARIANCE                                                         (CASE TO DATE)    FORECAST
  ------    --------     --------                                                         --------------   ----------
                                           REVENUES:
                       $          0      1   Gross Sales                                   $           0
---------     ----     ------------                                                        -------------      ----
                       $          0      2   less: Sales Returns & Allowances              $           0
---------     ----     ------------                                                        -------------      ----
$       0     $  0     $          0      3   Net Sales                                     $  39,391,855      $  0
---------     ----     ------------                                                        -------------      ----
$       0              $          0      4   less: Cost of Goods Sold  (Schedule 'B')      $  37,668,400
---------     ----     ------------                                                        -------------      ----
$       0     $  0     $          0      5   Gross Profit                                  $   1,723,455      $  0
---------     ----     ------------                                                        -------------      ----
$   1,098              $      1,098      6   Interest                                      $      57,991
---------     ----     ------------                                                        -------------      ----
$       0              $          0      7   Other Income:   Gain on Disposal of Business  $   2,304,098
---------     ----     ------------                          -------------------------------------------      ----
$       0              $          0      8 Gain on Sale of Asset                           $     957,927
---------     ----     ------------        -------------------------------------------------------------      ----
                       $          0      9                                                 $           0
---------     ----     ------------        -------------------------------------------------------------      ----
                                                                                           $           0
---------     ----                                                                         -------------      ----
$   1,098     $  0     $      1,098     10       TOTAL REVENUES                            $   5,043,470      $  0
---------     ----     ------------                                                        -------------      ----

                                           EXPENSES:
$  23,773              $    (23,773)    11   Compensation to Owner(s)/Officer(s)           $     408,543
---------     ----     ------------                                                        -------------      ----
$       0              $          0     12   Salaries                                      $   4,371,988
---------     ----     ------------                                                        -------------      ----
$       0              $          0     13   Commissions                                   $     251,319
---------     ----     ------------                                                        -------------      ----
$  23,775              $    (23,775)    14   Contract Labor                                $     193,839
---------     ----     ------------                                                        -------------      ----
$       0              $          0     15   Rent/Lease:                                   $           0
---------     ----     ------------                                                        -------------      ----
$       0              $          0     16       Real Property                             $     696,453
---------     ----     ------------                                                        -------------      ----
$       0              $          0     17   Insurance                                     $     539,189
---------     ----     ------------                                                        -------------      ----
$       0              $          0     18   Management Fees                               $           0
---------     ----     ------------                                                        -------------      ----
$       0              $          0     19   Depreciation                                  $     542,192
---------     ----     ------------                                                        -------------      ----
$       0              $          0     20   Taxes:                                        $     251,268
---------     ----     ------------                                                        -------------      ----
$       0              $          0     21       Real Property Taxes                       $      22,720
---------     ----     ------------                                                        -------------      ----
$       0              $          0     22       Other Taxes                               $         566
---------     ----     ------------                                                        -------------      ----
$       0              $          0     23   Other Selling                                 $     968,063
---------     ----     ------------                                                        -------------      ----
$ 166,021              $   (166,021)    24   Other Administrative                          $   4,242,157
---------     ----     ------------                                                        -------------      ----
$       0              $          0     25   Interest                                      $     805,761
---------     ----     ------------                                                        -------------      ----
$       0              $          0     26   Other Expenses:                               $    (33,150)
---------     ----     ------------                         --------------------------------------------      ----
                       $          0     27                                                 $           0
---------     ----     ------------       --------------------------------------------------------------      ----
                       $          0     28                                                 $           0
---------     ----     ------------       --------------------------------------------------------------      ----
                       $          0     29                                                 $           0
---------     ----     ------------       --------------------------------------------------------------      ----
                       $          0     30                                                 $           0
---------     ----     ------------       --------------------------------------------------------------      ----
                       $          0     31                                                 $           0
---------     ----     ------------       --------------------------------------------------------------      ----
                       $          0     32                                                 $           0
---------     ----     ------------       --------------------------------------------------------------      ----
                       $          0     33                                                 $           0
---------     ----     ------------       --------------------------------------------------------------      ----
                       $          0     34                                                 $           0
---------     ----     ------------       --------------------------------------------------------------      ----

---------     ----     ------------                                                        -------------      ----
$ 213,569     $  0     $   (213,569)    35       TOTAL EXPENSES                            $  13,260,908      $  0
---------     ----     ------------                                                        -------------      ----

---------     ----     ------------                                                        -------------      ----
$(212,471)    $  0     $   (212,471)    36 SUBTOTAL                                        $  (8,217,438)     $  0
---------     ----     ------------                                                        -------------      ----

---------     ----     ------------                                                        -------------      ----
                       $          0     37 REORGANIZATION ITEMS:
---------     ----     ------------                                                        -------------      ----
                       $          0     38   Provisions for Rejected Executory Contracts   $           0
---------     ----     ------------                                                        -------------      ----
                       $          0     39   Interest Earned on Accumulated Cash from      $           0
---------     ----     ------------                                                        -------------      ----
                                             Resulting Chp 11 Case                         $           0
                                                                                           -------------
                       $          0     40   Gain or (Loss) from Sale of Equipment         $           0
---------     ----     ------------                                                        -------------      ----
$       0              $          0     41   U.S. Trustee Quarterly Fees                   $      31,250
---------     ----     ------------                                                        -------------      ----
                       $          0     42                                                 $           0
---------     ----     ------------       --------------------------------------------------------------      ----

---------     ----     ------------                                                        -------------      ----
$       0     $  0     $          0     43        TOTAL REORGANIZATION ITEMS               $      31,250      $  0
---------     ----     ------------                                                        -------------      ----

---------     ----     ------------                                                        -------------      ----
$(212,471)    $  0     $   (212,471)    44 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES  $  (8,248,688)     $  0
---------     ----     ------------                                                        -------------      ----
                       $          0     45 Federal & State Income Taxes
---------     ----     ------------                                                        -------------      ----

---------     ----                                                                         -------------      ----
$(212,471)    $  0     $   (212,471)    46 NET PROFIT (LOSS)                               $  (8,248,688)     $  0
=========     ====     ============                                                        =============      ====

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 03/31/03

                                                              ACTUAL       CUMULATIVE
                                                           CURRENT MONTH  (CASE TO DATE)
                                                           -------------  --------------
   CASH RECEIPTS
 1   Rent/Leases Collected                                  $         0    $ 1,166,418
                                                            -----------    -----------
 2   Cash Received from Sales                               $     6,318    $15,003,284
                                                            -----------    -----------
 3   Interest Received                                      $     1,098    $    62,323
                                                            -----------    -----------
 4   Borrowings                                             $         0    $         0
                                                            -----------    -----------
 5   Funds from Shareholders, Partners, or Other Insiders   $         0    $         0
                                                            -----------    -----------
 6   Capital Contributions                                  $         0    $         0
                                                            -----------    -----------
 7   Non AR Receipts                                        $       184    $   130,817
     ------------------------------------------------       -----------    -----------
 8   Cash Collected on Behalf of Digital River              $         0    $   446,796
     ------------------------------------------------       -----------    -----------
 9   Softchoice                                             $         0    $ 1,639,119
     ------------------------------------------------       -----------    -----------
10   Cash received from the Sale of Assets                  $         0    $   178,967
     ------------------------------------------------       -----------    -----------
11   Deposit refund                                         $         0    $   150,000
     ------------------------------------------------       -----------    -----------

                                                            -----------    -----------
12   TOTAL CASH RECEIPTS                                    $     7,600    $18,777,724
                                                            -----------    -----------

   CASH DISBURSEMENTS
13   Payments for Inventory                                 $         0    $ 7,003,765
                                                            -----------    -----------
14   Selling                                                $         0    $   202,015
                                                            -----------    -----------
15   Administrative                                         $   189,980    $ 2,084,627
                                                            -----------    -----------
16   Capital Expenditures                                   $         0    $         0
                                                            -----------    -----------
17   Principal Payments on Debt                             $         0    $         0
                                                            -----------    -----------
18   Interest Paid                                          $         0    $         0
                                                            -----------    -----------
     Rent/Lease:                                                           $         0
                                                                           -----------
19     Personal Property                                                   $         0
                                                            -----------    -----------
20     Real Property                                        $         0    $ 1,808,210
                                                            -----------    -----------
     Amount Paid to Owner(s)/Officer(s)                                    $         0
                                                                           -----------
21     Salaries                                             $    12,920    $   492,690
                                                            -----------    -----------
22     Draws                                                $         0    $         0
                                                            -----------    -----------
23     Commissions/Royalties                                $         0    $         0
                                                            -----------    -----------
24     Expense Reimbursements                               $    15,000    $   185,852
                                                            -----------    -----------
25     Other - Subcontractor Labor                          $         0    $ 1,194,415
                                                            -----------    -----------
26   Salaries/Commissions (less employee withholding)       $         0    $ 2,075,520
                                                            -----------    -----------
27   Management Fees                                                       $         0
                                                            -----------    -----------
     Taxes:                                                                $         0
                                                                           -----------
28     Employee Withholding                                 $     9,164    $ 1,314,326
                                                            -----------    -----------
29     Employer Payroll Taxes                               $     1,689    $   262,462
                                                            -----------    -----------
30     Real Property Taxes                                                 $         0
                                                            -----------    -----------
31     Other Taxes                                          $         0    $    17,511
                                                            -----------    -----------
32   Other Cash Outflows:                                                  $         0
                                                            -----------    -----------
33     Deposits                                             $         0    $   201,085
       ----------------------------------------------       -----------    -----------
34     Prepetition payments                                 $         0    $    81,466
       ----------------------------------------------       -----------    -----------
35     401k                                                 $         0    $   232,064
       ----------------------------------------------       -----------    -----------
36     Employee benefits                                    $         0    $   467,664
       ----------------------------------------------       -----------    -----------
37     Payments made to Digital River                       $         0    $   322,974
       ----------------------------------------------       -----------    -----------
                                                            $         0    $   640,023
                                                            -----------    -----------

                                                            -----------    -----------
38   TOTAL CASH DISBURSEMENTS:                              $   228,753    $17,946,647
                                                            -----------    -----------

                                                            -----------    -----------
39 NET INCREASE (DECREASE) IN CASH                          $  (221,152)   $   831,077
                                                            -----------    -----------

                                                            -----------    -----------
40 CASH BALANCE, BEGINNING OF PERIOD                        $ 5,592,296    $ 5,180,090
                                                            -----------    -----------

                                                            -----------    -----------
41 CASH BALANCE, END OF PERIOD                              $ 5,371,144    $ 6,011,166
                                                            ===========    ===========